________________________________________________________________________________
________________________________________________________________________________

              __________________________________________

                             HYPERION 2005

                              INVESTMENT

                                 GRADE

                              OPPORTUNITY

                              TERM TRUST

   ________________________________________________________________

________________________________________________________________________________
________________________________________________________________________________

                          Semi-Annual Report
________________________________________________________________________________

                            June 30, 1999



________________________________________________________________________________
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor
________________________________________________________________________________


                                                                 August 20, 1999
Dear Shareholder:

We welcome this opportunity to provide you with information about Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") for its semi-annual period ended June 30, 1999, and to present our outlook for the remainder of the fiscal year. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTO".

Description of the Trust

The Trust is a closed-end investment company whose objectives are to provide a high level of current income consistent with investing only in investment grade securities and to attempt to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. The Trust pursues these objectives by investing in a portfolio primarily of mortgage-backed securities ("MBS"), issued or guaranteed by either the U.S. Government or one of its agencies or instrumentalities, or rated "investment grade" by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.) at the time of the investment. No assurance can be given that the Trust's investment objectives will be achieved.

Market Environment

Fueled by the continued strength of the domestic economy, a slowly recovering global economy, and increasing inflationary pressures, fixed income markets were very volatile during the last 12 months. For example, interest rates, driven down by over 1.0% by global economic problems in 1998, increased by over 1.25% thus far in 1999. All of this led to the tightening in monetary policy by the Federal Reserve this summer. The Federal Reserve's decision to raise interest rates marks the first increase since February 1997. We believe increases will be limited to 50 basis points this year, with uncertainties associated with Year 2000 ("Y2K") issues preventing any further move.

The next twelve months should be as volatile as the last year. Caution stemming from the potential impact associated with Y2K issues could set off a chain reaction of events affecting the markets. Given these uncertainties, we expect certain sectors of the market to underperform in the Third and Fourth Quarters of 1999. Therefore, until a clear trend emerges, our strategy will be to maintain a conservative positioning of the Trust with respect to duration (a measure of a bond's price sensitivity to interest rates), maturity, credit and liquidity.

Portfolio Strategy and Performance

Over the last year, our strategy for the Trust has been concentrated on the following goals: to reduce the duration of the portfolio, to reduce prepayment risk and, finally, to reduce credit risk. To accomplish these goals, we have opportunistically sold securities with durations and projected cashflows beyond the scheduled maturity date of the Trust. With the proceeds from these sales, we reinvested into securities with maturities more consistent with the scheduled 2005 termination of the Trust, which has reduced the portfolio's duration. We have also reinvested into MBS that have lower coupon collateral or structural features that reduce prepayment risk. Finally, we have reinvested into those MBS that are either AAA rated or backed by the U.S.
Government or one of its agencies or instrumentalities to reduce credit risk. So far, this strategy has positioned the portfolio to avoid some of the problems created by the global economic crisis in 1998, as well as much of the impact of the credit crisis in 1999. The majority of securities currently held in the portfolio are either well-structured agency collateralized mortgage obligations ("CMO") or AAA rated asset-backed securities ("ABS"). Both of these asset classes offer excellent liquidity and strong protection against prepayments.

During the next six months, we expect investment opportunities in asset classes such as residential MBS, ABS, and commercial MBS to become more attractive. Accordingly, we plan to modestly increase the portfolio's allocation to these types of securities in the coming months.

As of the end of July, the Trust, inclusive of leverage, had an average duration of 6.5 years; the core (non-leveraged) assets had a duration of 4.3 years.

________________________________________________________________________________
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor
________________________________________________________________________________

The Trust's total return for the six month period ending June 30, 1999, was -1.24%. Total return is calculated based upon the change in net asset value ("NAV") of the Trust's shares and includes reinvestment of dividends. The closing NAV of the Trust on June 30, 1999, was $9.36. Based on the NYSE closing price of $8.3125 on June 30, 1999, the Trust yielded 6.62%.

On July 9, 1999, the Board of Directors of the Trust declared a new monthly dividend of $0.04375 per share. This dividend represents an annualized return of 5.25% based on the Trust's initial offering price of $10.00 per share.

During the past six months, the Trust has continued its share repurchase program. This repurchase program allows the Trust to purchase and retire shares of the Trust in the open marketplace. Such transactions are made when the share price of the Trust is significantly below the Trust's NAV. From January 1, 1999 through and including June 30, 1999, the Trust has repurchased and retired 59,100 shares, capturing $0.0035 in additional NAV per share, for a total of $60,106.50 for all shareholders.

The chart that follows shows the allocation of the Trust's holdings by asset category as of June 30, 1999.

          HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
             Portfolio  Of  Investments  As Of  June  30, 1999*
Pie Chart

 U.S. Government Agency Collateralized Mortgage Obligations(REMICs) - 47.5% Asset-Backed Securities - 23.5%
 Commercial Mortgage Backed Securities - 16.8%
 Subordinated Collateralized Mortgage Obligations - 5.1%
 Municipal Zero Coupon Securities - 6.8%
 Repurchase Agreement - 0.3%

*As a percentage of total investments.

Conclusion

We appreciate the opportunity to serve your investment needs and we thank you for your continued support. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,



ANDREW M. CARTER                        CLIFFORD E. LAI
Director and Chairman of the Board,     President,
Hyperion 2005 Investment Grade          Hyperion 2005 Investment Grade
     Opportunity Term Trust, Inc.            Opportunity Term Trust, Inc.
Chairman and Chief Executive Officer,   President and Chief Investment Officer,
Hyperion Capital Management, Inc.       Hyperion Capital Management, Inc.


---------------------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments                                                                      Principal
June 30, 1999 (unaudited)                                        Interest                       Amount              Value
                                                                   Rate       Maturity          (000s)             (Note 2)
---------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (REMICs) - 70.6%
Federal Home Loan Mortgage Corporation (FHLMC)
    Series 2021, Class PT                                         6.00   %    06/15/22           $ 39,140 @         $ 38,158,760
    Series 2029, Class PB                                         6.00        02/15/22             37,141 @           36,236,617
    Series 2050, Class PG                                         6.25        02/15/23             17,955 @           17,474,165
                                                                                                             --------------------
                                                                                                                      91,869,542
                                                                                                             --------------------
Federal National Mortgage Association (FNMA)
    Series 1998-44, Class QE                                      6.00        04/18/21              5,000              4,864,250
    Series 1998-36, Class PM                                      6.25        11/18/22             16,300             15,922,785
                                                                                                             --------------------
                                                                                                                      20,787,035
                                                                                                             --------------------

Total U.S. Government Agency Collateralized Mortgage Obligations (REMICs)
         (Cost - $115,898,231)                                                                                       112,656,577
                                                                                                             --------------------

---------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 34.9%
Green Tree Financial Corporation
    Series 1999-2, Class M1                                       6.80        12/01/30              5,000              4,788,280
                                                                                                             --------------------

Midland Receivables *
    Series 1998-1                                                 8.63        01/15/04              3,022              3,007,816
                                                                                                             --------------------

The Money Store
    Series 1996-B, Class A8                                       7.91        05/15/24              3,000              3,063,720
    Series 1998-A, Class AH1                                      6.36        07/15/07                295                294,746
                                                                                                             --------------------
                                                                                                                       3,358,466
                                                                                                             --------------------

Residential Funding Mortgage Securities II
    Series 1999-HI1, Class A4                                     6.51        09/25/29             16,000             15,808,000
    Series 1999-HS2, Class AI4                                    6.34        07/25/29             15,991             15,732,426
    Series 1999-HS2 (IO)                                          2.00        07/25/29             23,065                710,863
                                                                                                             --------------------
                                                                                                                      32,251,289
                                                                                                             --------------------

Standard Credit Card Master Trust
    Series 1994-2, Class B                                        7.50        04/07/08             11,900             12,281,026
                                                                                                             --------------------

Total Asset-Backed Securities
         (Cost - $56,569,681)                                                                                         55,686,877
                                                                                                             --------------------

---------------------------------------------------------------------------------------------------------------------------------

PRIVATE COLLATERALIZED MORTGAGE OBLIGATIONS - 32.5%
Commercial Mortgage Backed Securities - 24.9%
DLJ Mortgage Acceptance Corp. *
    Series 1997-CF2, Class CP (IO)                                1.36   +    11/15/04            125,000              7,461,000
    Series 1996-CF1, Class A1B                                    7.58        02/12/06              3,000              3,130,800
                                                                                                             --------------------
                                                                                                                      10,591,800
                                                                                                             --------------------

Morgan Stanley Capital I *
    Series 1999-1NYP, Class A2                                    6.84        05/03/06             16,000             16,013,710
                                                                                                             --------------------

Norse Ltd.*
    Series 1A, Class A3                                           6.52        08/13/10             10,000              9,450,000
                                                                                                             --------------------

Resolution Trust Corporation
    Series 1992-C8, Class B                                       8.84        12/25/23              3,663              3,701,802
                                                                                                             --------------------

Total Commercial Mortgage Backed Securities
         (Cost - $41,706,670)                                                                                         39,757,312
                                                                                                             --------------------

Subordinated Collateralized Mortgage Obligations - 7.6%
Countrywide Funding Corporation
    Series 1994-5, Class A3A                                      6.50   %    03/25/09            $ 1,000              $ 987,760
                                                                                                             --------------------

Countrywide Home Loans
    Series 1996-1, Class B1                                       7.25        05/25/26              3,781              3,703,497
                                                                                                             --------------------

Salomon Brothers Mortgage Securities VII
    Series 1997-HUD1, Class B1                                    7.75        12/25/30              5,491              5,234,204
    Series 1997-HUD1, Class B2                                    7.75        12/25/30              2,270              2,123,373
                                                                                                             --------------------
                                                                                                                       7,357,577
                                                                                                             --------------------

Total Subordinated Collateralized Mortgage Obligations
         (Cost - $12,302,080)                                                                                         12,048,834
                                                                                                             --------------------

Total Private Collateralized Mortgage Obligations
         (Cost - $54,008,750)                                                                                         51,806,146
                                                                                                             --------------------

---------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL ZERO COUPON SECURITIES - 10.1%
Texas - 9.2%
Houston Texas Water & Sewer System
    Revenue Bond, AMBAC                                           5.61   (a)  12/01/06              5,000              3,531,980
San Antonio Texas, Electricity & Gas
    Revenue Bond, Series B, FGIC                                  5.70   (a)  02/01/07             10,000              6,983,100
Texas Municipal Power Agency
    Revenue Bond, AMBAC                                           5.28   (a)  09/01/05              5,490              4,141,848
                                                                                                             --------------------
                                                                                                                      14,656,928
                                                                                                             --------------------
West Virginia - 0.9%
West Virginia State Parkways Economic
    Development and Tourism Authority
    Revenue Bond, FGIC                                            4.97   (a)  05/15/05              1,975              1,529,393
                                                                                                             --------------------

Total Municipal Zero Coupon Securities
         (Cost - $15,044,920)                                                                                         16,186,321
                                                                                                             --------------------

---------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 0.5%
Dated 06/30/99, with State Street Bank and Trust Company, 4.50%, due 07/01/99; proceeds: $803,100, collateralized by $815,000
    Federal National Mortgage Association, 5.80%, due 03/15/02, value: $811,310
         (Cost - $803,000)                                                                            803                803,000
                                                                                                             --------------------

---------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 148.6%
         (Cost - $242,324,582)                                                                                       237,138,921

Liabilities in Excess of Other Assets - (48.6%)                                                                      (77,514,851)
                                                                                                             --------------------

NET ASSETS - 100.0%                                                                                                $ 159,624,070
                                                                                                             ====================

---------------------------------------------------------------------------------------------------------------------------------

      (a) - Zero Coupon Bonds. Interest rate represents current yield to maturity.
       @  - Portion of or entire principal amount delivered as collateral  to counterparty for reverse repurchase agreements.  (Note 5)
       +  - Variable Rate Security - Coupon rate is rate in effect as of
               June 30, 1999.
       * - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
    AMBAC - Insured by American Municipal Bond Assurance Corporation
    FGIC  - Insured by Financial Guaranty Insurance Company
      IO  - Interest Only Security-Interest rate and principal amount are based on the notional amount of the underlying mortgage pools.
    REMIC - Real Estate Mortgage Investment Conduit

__________
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC
Statement of Assets and Liabilities
June 30, 1999 (unaudited)

--------------------------------------------------------------------------------


Assets:
Investments, at value (cost $242,324,582) (Note 2)                                                       $              237,138,921
Cash                                                                                                                            399
Interest receivable                                                                                                       1,608,658
Principal paydowns receivable                                                                                                48,266
Prepaid expenses                                                                                                            154,359
                                                                                                         ---------------------------
          Total assets                                                                                                  238,950,603
                                                                                                         ---------------------------

Liabilities:
Reverse repurchase agreements (Note 5)                                                                                   79,049,000
Interest payable (Note 5)                                                                                                   136,741
Investment advisory fee payable (Note 3)                                                                                     85,247
Administration fee payable (Note 3)                                                                                          21,072
Accrued expenses and other liabilities                                                                                       34,473
                                                                                                         ---------------------------
          Total liabilities                                                                                              79,326,533
                                                                                                         ---------------------------

Net Assets (equivalent to $9.36 per share based on
         17,046,573 shares issued and outstanding)                                                       $              159,624,070
                                                                                                         ===========================

Composition of Net Assets:
Capital stock, at par ($.001) (Note 6)                                                                   $                   17,047
Additional paid-in capital (Note 6)                                                                                     165,463,906
Undistributed net investment income                                                                                       3,675,397
Accumulated net realized loss                                                                                            (4,346,619)
Net unrealized depreciation                                                                                              (5,185,661)
                                                                                                         ---------------------------
Net assets applicable to capital stock outstanding                                                       $              159,624,070
                                                                                                         ===========================

__________
See notes to financial statements.


--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC
Statement of Operations
For the Six Months Ended June 30, 1999 (unaudited)

--------------------------------------------------------------------------------

Investment Income (Note 2):
         Interest                                                                                         $               8,436,603
                                                                                                          --------------------------

Expenses:
         Investment advisory fee (Note 3)                                                                                   529,531
         Administration fee (Note 3)                                                                                        130,523
         Insurance                                                                                                           65,686
         Custodian                                                                                                           30,652
         Directors' fees                                                                                                     22,312
         Accounting and tax services                                                                                         19,000
         Legal                                                                                                               15,441
         Registration fees                                                                                                   12,707
         Reports to shareholders                                                                                             12,173
         Transfer agency                                                                                                     11,516
         Miscellaneous                                                                                                       16,251
                                                                                                          --------------------------
                  Total operating expenses                                                                                  865,792
         Interest expense (Note 5)                                                                                        2,012,829
                                                                                                          --------------------------
                  Total expenses                                                                                          2,878,621
                                                                                                          --------------------------
         Net investment income                                                                                            5,557,982
                                                                                                          --------------------------

Realized and Unrealized Gains (Losses) on Investments (Note 2):
Net realized gains on investment transactions                                                                               358,207
Net change in unrealized appreciation on investments                                                                     (7,995,151)
                                                                                                          --------------------------

Net realized and unrealized loss on investments                                                                          (7,636,944)
                                                                                                          --------------------------
Net decrease in net assets resulting from operations                                                      $              (2,078,962)
                                                                                                          ==========================

__________
See notes to financial statements.



------------------------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC
Statements of Changes in Net Assets
                                                                                          For the
                                                                                       Six Months Ended           For the Year
                                                                                       June 30, 1999                  Ended
                                                                                        (unaudited)             December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets Resulting from Operations:
     Net investment income                                                      $              5,557,982   $              9,704,494
     Net realized gain on investment and futures transactions                                    358,207                  6,649,825
     Net change in unrealized appreciation on investments                                     (7,995,151)                (6,000,827)
                                                                                -------------------------  -------------------------
     Net increase (decrease) in net assets resulting from operations                          (2,078,962)                10,353,492
                                                                                -------------------------  -------------------------

Dividends to Shareholders (Note 2):
     Net investment income                                                                    (3,909,162)                (9,481,814)
                                                                                -------------------------  -------------------------

Capital Stock Transactions (Note 6):
     Cost of Trust shares repurchased and retired                                               (511,385)                (2,268,023)
                                                                                -------------------------  -------------------------
          Total decrease in net assets                                                        (6,499,509)                (1,396,345)
                                                                                -------------------------  -------------------------

Net Assets:
     Beginning of period                                                                     166,123,579                167,519,924
                                                                                -------------------------  -------------------------
     End of period (including undistributed net investment income
          of  $3,675,397 and $2,026,577, respectively)                          $            159,624,070   $            166,123,579
                                                                                =========================  =========================

_____________
See notes to financial statements.


--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC
Statement of Cash Flows
For the Six Months Ended June 30, 1999  (unaudited)

--------------------------------------------------------------------------------

Increase (Decrease) in Cash:

Cash flows provided by operating activities:
       Interest received (excluding net accretion of $403,989)                                          $                 8,193,868
       Interest expense paid                                                                                             (2,081,665)
       Operating expenses paid                                                                                           (1,004,883)
       Purchase and sale of short-term portfolio investments, net                                                          (226,000)
       Purchase of long-term portfolio investments                                                                      (67,393,926)
       Proceeds from disposition of long-term portfolio
             investments and principal paydowns                                                                          72,126,142
                                                                                                        ----------------------------
       Net cash provided by operating activities                                                                          9,613,536
                                                                                                        ----------------------------

Cash flows used for financing activities:
       Net cash used for reverse repurchase agreements                                                                   (4,385,000)
       Cash used to repurchase and retire Trust shares                                                                     (511,385)
       Cash dividends paid                                                                                               (4,717,648)
                                                                                                        ----------------------------
       Net cash used for financing activities                                                                            (9,614,033)
                                                                                                        ----------------------------

Net decrease in cash                                                                                                           (497)
Cash at beginning of period                                                                                                     896
                                                                                                        ----------------------------
Cash at end of period                                                                                   $                       399
                                                                                                        ============================


Reconciliation of Net Decrease in Net Assets Resulting from Operations to
  Net Cash Provided by Operating Activities:

Net decrease in net assets resulting from operations                                                    $                (2,078,962)
                                                                                                        ----------------------------
       Decrease in investments                                                                                            3,744,020
       Decrease in net unrealized appreciation on investments                                                             7,995,151
       Decrease in interest receivable                                                                                      161,254
       Increase in prepaid expenses and other assets                                                                        (90,933)
       Decrease in liabilities                                                                                             (116,994)
                                                                                                        ----------------------------
               Total adjustments                                                                                         11,692,498
                                                                                                        ----------------------------

Net cash provided by operating activities                                                               $                 9,613,536
                                                                                                        ============================

____________
See notes to financial statements.



------------------------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC
Financial Highlights
                                                                               For the Year Ended
                                            For the        -------------------------------------------------------------------------
                                        Six Months Ended
                                          June 30, 1999    December 31,   December 31,   December 31,    December 31,   December 31,
                                          (unaudited)         1998           1997           1996            1995           1994
------------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net asset value, beginning of period   $        9.71     $       9.65   $        8.89  $        9.29   $       8.11   $        9.41
                                       --------------    -------------  -------------- --------------  -------------    ------------
Net investment income                           0.37             0.56            0.65           0.67           0.63            0.80
Net realized and unrealized gains (losses)
  on investments, short sales, futures and
  options transactions                         (0.45)            0.03            0.47          (0.45)          1.22           (1.36)
                                       --------------    -------------    ------------   ------------  -------------    ------------
Net increase (decrease) in net asset value
  resulting from operations                    (0.08)            0.59            1.12           0.22           1.86           (0.55)
                                       --------------    -------------    ------------   ------------  -------------    ------------
Net effect of shares repurchased                0.00             0.02            0.25           0.01           0.01            0.01
Dividends from net investment income           (0.27)           (0.55)          (0.61)         (0.63)         (0.68)          (0.75)
                                       --------------    -------------    ------------   ------------  -------------    ------------
Net asset value, end of period         $        9.36     $       9.71   $        9.65  $        8.89   $       9.29   $        8.11
                                       ==============    =============  ============== ==============  =============  ==============
Market price, end of period            $      8.3125     $     8.6250   $      8.4375  $      7.5000   $     7.6250   $      7.0000
                                       ==============    =============  ============== ==============  =============  ==============

Total Investment Return +                      (1.00)%(1)       8.92%          20.69%          6.98%         19.10%         (10.63)%

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000s)            $159,624         $166,124        $167,520       $187,668       $198,279        $173,504
Total operating expenses                       1.06%  (2)       1.06%           1.05%          1.08%          1.08%           1.08%
Interest expense                               2.47%  (2)       2.45%           2.57%          2.37%          2.49%           1.90%
Total Expenses                                 3.53%  (2)       3.51%           3.62%          3.45%          3.57%           2.98%
Net investment income                          6.82%  (2)       5.78%           6.87%          7.65%          7.14%           9.10%
Portfolio turnover rate                          28%  (1)         79%             90%           116%           163%            171%

_____________
+ Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan.
(1)  Not annualized.
(2)  Annualized.
_____________
See notes to financial statements.

________________________________________________________________________________
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
June 30, 1999 (unaudited)
________________________________________________________________________________

1.   The Trust

Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on December 14, 1992, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Trust had no transactions until February 17, 1993, when it sold 10,673 shares of common stock for $100,006 to Hyperion Capital Management, Inc. (the "Advisor"). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2005 and thereafter to terminate. The distribution and termination may require shareholder approval.

The  Trust's  investment  objectives  are to  provide  a high  level of  current income consistent with investing only in investment grade securities and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. Investment grade securities are securities that are either (i) at the time of investment rated in one of the four highest rating categories of a nationally recognized rating agency (e.g., between AAA and BBB by Standard & Poor's Corporation and Fitch IBCA, Inc. or between Aaa and Baa by Moody's Investors Service, Inc.) or (ii) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. No assurance can be given that the Trust's investment objectives will be achieved.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions and the current offer price for short positions. The Trust values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of the issuer.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to hedge the portfolio against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

2.  Significant Accounting Policies (continued)

Options Written or Purchased: The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust only will write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Securities  Transactions  and Investment  Income:  Securities  transactions  are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is defined as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3.  Investment Advisory Agreements and Affiliated Transactions

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.65% of the Trust's average weekly net assets. During the six months ended June 30, 1999, the Advisor received $529,531 in advisory fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator has entered into a Sub-Administration agreement with Investors Capital Services, Inc. (the "Sub-Administrator"). The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. During the six months ended June 30, 1999, the Administrator received $130,523 in administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor, the Administrator and/or the Sub-Administrator.

4.  Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the six months ended June 30, 1999, were
$55,974,332 and $0, respectively. Purchases and sales of U.S. Government securities, for the six months ended June 30, 1999, were $11,419,594 and $69,041,426, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Government National Mortgage Association.

5.  Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At June 30, 1999, the Trust had the following reverse repurchase agreements outstanding:

                                      Maturity in
                                    Zero to 30 days
                             Maturity Amount...............$79,362,565
                                                           -----------
                             Market Value of Assets Sold
                                Under Agreements...........$84,259,587
                                                           -----------
                             Weighted Average Interest Rate      5.08%
                                                           -----------

5.  Borrowings (continued)

The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 1999, was $81,163,422 at a weighted average interest rate of 5.00%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $82,572,000, as of January 15, 1999, which was 32.81% of total assets.

6.  Capital Stock

There are 75 million shares of $0.001 par value common stock authorized. Of the 17,046,573 shares outstanding at June 30, 1999, the Advisor owned 10,673 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 30% of the outstanding common stock as of March 1998, or approximately 4.8 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of June 30, 1999, 4,664,100 shares have been repurchased pursuant to this program at a cost of $37,199,469 and an average discount of 13.17% from its net asset value. For the six months ended June 30, 1999, 59,100 shares have been repurchased at a cost of $511,385 and an average discount of 10.83% from its net asset value. For the year ended December 31, 1998, 261,200 shares had been repurchased at a cost of $2,268,023, at an average discount of 11.03%. All shares repurchased have been, or will be, retired.

7.  Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no written option or futures contracts activity for the six months ended June 30, 1999.


--------------------------------------------------------------------------------

                           PROXY RESULTS (unaudited)

--------------------------------------------------------------------------------

During the six months ended June 30, 1999, Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. shareholders voted on the following proposals at a shareholders meeting on April 20, 1999. The description of each proposal and number of shares voted are as follows:

-------------------------------------------------------------- ----------------------- --------------------- ---------------------

                                                                                           Shares Voted          Shares Voted
                                                                                               For            Without Authority
-------------------------------------------------------------- ----------------------- --------------------- ---------------------

1.   To elect members to the Trust's Board of Directors:       Robert F. Birch               15,807,481              181,439
                                                               Andrew M. Carter              15,807,481              181,439
                                                               Leo M. Walsh, Jr.             15,811,775              177,145

-------------------------------------------------------------- ----------------------- --------------------- ---------------------

                                                                    Shares Voted           Shares Voted          Shares Voted
                                                                        For                  Against               Abstain
-------------------------------------------------------------- ----------------------- --------------------- ---------------------

2.   To select PricewaterhouseCoopers LLP
     as the Trust's independent accountants:                         15,641,745               80,191                 266,984

-------------------------------------------------------------- ----------------------- --------------------- ---------------------



--------------------------------------------------------------------------------

                        YEAR 2000 CHALLENGE (unaudited)

--------------------------------------------------------------------------------


The Trust continues to review the current status of its exposure to the Year 2000 computer issue. The Trust does not own or directly use any computers in conducting its business. Instead, it relies on various service providers to conduct its business and its service providers may use or depend on computers to provide services to the Trust. As is the case with other investment companies and financial and business organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly address this problem prior to January 1, 2000.

The Trust's investment adviser has collected and assessed information regarding the Year 2000 preparations of each of the Trust's service providers. The Trust's investment adviser has been advised by each of the Trust's service providers that it has adopted a Year 2000 plan, completed an internal assessment of its computer systems, and begun implementation of procedures to bring its mission-critical systems into Year 2000 compliance. The Trust has been informed that substantially all of its service providers will be compliant by the end of the Third Quarter of the calendar year of 1999. Based on this information, management of the Trust does not anticipate that the transition into the Year 2000 will have any material impact on the Trust's operations; however, management of the Trust will continue to monitor the situation. However, no assurance can be given that the Trust's service providers have anticipated every step necessary to avoid any adverse effect on the Trust attributable to the Year 2000.


--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN
________________________________________________________________________________

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.



INVESTMENT ADVISOR AND ADMINISTRATOR         CUSTODIAN

HYPERION CAPITAL MANAGEMENT, INC.            STATE STREET BANK AND TRUST COMPANY
One Liberty Plaza                            225 Franklin Street
165 Broadway, 36th Floor                     Boston, Massachusetts  02116
New York, New York  10006-1404
For General Information about the Trust:     INDEPENDENT ACCOUNTANTS
(800) HYPERION
                                             PRICEWATERHOUSECOOPERS LLP
TRANSFER AGENT                               1177 Avenue of the Americas
                                             New York, New York  10036
BOSTON EQUISERVE L.P.
Investor Relations Department                LEGAL COUNSEL
P.O. Box 8200
Boston, Massachusetts 02266-8200             SULLIVAN & WORCESTER LLP
For Shareholder Services:                    1025 Connecticut Avenue, N.W.
(800) 426-5523                               Washington, D.C.  20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

_______________________________________________________________________________
Officers & Directors
_______________________________________________________________________________

Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Harry E. Petersen, Jr.*
Director

Leo M. Walsh, Jr.*
Director

Kenneth C. Weiss
Director

Garth Marston
Director Emeritus

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

John H. Dolan
Vice President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members

________________________________________

           [HYPERION]
________________________________________

The accompanying financial statements as of June 30, 1999 were not audited and, accordingly, no opinion is expressed on them.

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

Hyperion 2005 Investment Grade Opportunity
                           Term Trust, Inc.
                          One Liberty Plaza
                    165 Broadway, 36th Floor
                  New York, NY  10006-1404